                                                                      EXHIBIT 23




                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-72600) of Aviall, Inc. of our report dated June 15, 2001 relating to the financial statements of the Aviall, Inc. Employee Savings Plan, which appears in this Form 11-K.





PricewaterhouseCoopers LLP
Dallas, Texas
June 28, 2001